UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

OFA GROUP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42592	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Deep Valley Drive, Suite 200 Rolling Hills, CA	90274
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(800) 418-5160

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.01 per share	OFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2026 (the “Effective Date”), the Board of Directors (the “Board”) of OFA Group (the “Company”) appointed Yan Xu as an independent director of the Company, effective immediately, for an initial term of one (1) year, subject to renewal upon the mutual agreement of the parties. The Board has determined that Mr. Xu qualifies as an independent director and appointed him to serve as a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Yan Xu, age 39, is an accomplished investment professional with more than 15 years of experience spanning traditional finance, digital assets, investment management, and legal and financial analysis. Since 2017, Mr. Xu has been serving as founder of Vega Ventures, a cryptocurrency-focused investment firm specializing in blockchain and digital asset investments. From 2012 to 2017 Mr. Xu worked as an independent investment specialist focused on the traditional internet sector, where he conducted comprehensive investment research, evaluated business models, assessed market competitiveness, and provided data-driven investment recommendations across a broad range of technology companies. Mr. Xu has a Bachelor of Science degree in in law and financial management from Tianjin University of Science and Technology.

There are no arrangements or understanding between the Company and Mr. Xu pursuant to which Mr. Xu was appointed and there is no family relationship between or among any director or executive officer of the Company or Mr. Xu. There are no transactions, to which the Company is or was a participant and in which Mr. Xu has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 13, 2026	OFA GROUP

	By:	/s/ Li Hsien Wong
	Name:	Li Hsien Wong
	Title:	Chief Executive Officer

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